Accounts Receivable, Net of Allowance for Expected Credit Losses - Summary Of Allowance For Doubtful Accounts Receivable Reconciliation (Detail) - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Dec. 31, 2022	Jun. 30, 2022
Allowance for Credit Loss [Abstract]
Opening balance of provision – July 1	$ (275)	$ (227)
Provision created during the year	(458)	(255)
Recoveries during the year	0	171
Foreign currency translation movements	(10)	36
Closing balance of provision – December 31 and June 30	$ (743)	$ (275)